Exhibit D

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the Statement on Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.0001 per share, of Securitize, Corp. is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned that is named as a reporting person in such filing without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning the undersigned contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that the undersigned knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: July 9, 2026

Blockchain Capital III Digital Liquid Venture Fund, LP

By:	BC III DLVF GP, LLC
Its: By: Its:	General Partner Blockchain Capital, LLC Managing Member
/s/ W. Bradford Stephens
	Name:	W. Bradford Stephens
	Title:	Managing Partner

BC III DLVF GP, LLC

By: Its:	Blockchain Capital, LLC Managing Member /s/ W. Bradford Stephens
	Name:	W. Bradford Stephens
	Title:	Managing Partner

Blockchain Capital IV, LP

By:	Blockchain Capital IV GP, LLC
Its: By: Its:	General Partner Blockchain Capital, LLC Managing Member
/s/ W. Bradford Stephens
	Name:	W. Bradford Stephens
	Title:	Managing Partner

Blockchain Capital Parallel IV, LP

By:	Blockchain Capital IV GP, LLC
Its: By: Its:	General Partner Blockchain Capital, LLC Managing Member
/s/ W. Bradford Stephens
	Name:	W. Bradford Stephens
	Title:	Managing Partner

Blockchain Capital IV GP, LLC

By: Its:	Blockchain Capital, LLC Managing Member /s/ W. Bradford Stephens
	Name:	W. Bradford Stephens
	Title:	Managing Partner

Blockchain Capital, LLC

By:	/s/ W. Bradford Stephens
	Name:	W. Bradford Stephens
	Title:	Managing Partner

W. Bradford Stephens

By:	/s/ W. Bradford Stephens
	Name:	W. Bradford Stephens

P. Bartlett Stephens

By:	/s/ P. Bartlett Stephens
	Name:	P. Bartlett Stephens

[Joint Filing Agreement]